SCHEDULE 14C INFORMATION
   INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE
                          ACT OF 1934 (AMENDMENT NO. )


Check the appropriate box:


[ ]      Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]      Definitive Information Statement


                             NEWSTATE HOLDINGS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box):

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

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)       Title of each class of securities to which transaction applies: __________________________

2)       Aggregate number of securities to which transaction applies: _____________________________

3)       Per unit price or other underlying value of transaction computed pursuant to Exchange
         Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):__________________________________________________________________________

4)       Proposed maximum aggregate value of transaction: _________________________________________

5)       Total fee paid: __________________________________________________________________________

[ ]      Fee paid previously with preliminary materials.
[ ]      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)
         and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid: __________________________________________________________________

2)       Form, Schedule or Registration Statement No.: ____________________________________________

3)       Filing Party: ____________________________________________________________________________

4)       Date Filed: ______________________________________________________________________________

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                             NEWSTATE HOLDINGS, INC.
                         156 W. 56th Street, Suite 2005
                            New York, New York 10019

                              INFORMATION STATEMENT

                                     GENERAL

         On March 1, 2001, the Board of Directors of NewState Holdings, Inc. (the "Company") adopted resolutions approving an amendment (the "Amendment") to the Company's Certificate of Incorporation and recommending that the Amendment be submitted to stockholders of the Company for their approval as required under the Delaware General Corporation Law ("DGCL"). The Amendment provides for a decrease in the number of authorized shares of capital stock to 20,000,000 shares of common stock, par value $0.01 per share. The Company's Certificate of Incorporation currently authorizes the Company to issue 40,000,000 shares of common stock, par value $0.01 per share, and 10,000,000 shares of preferred stock, par value $0.01 per share.

         As of the close of business on March 2, 2001, the record date for the determination of stockholders to whom this Information Statement is sent, the Company had outstanding 11,508,684 shares of common stock, par value $0.01 per share (the "Common Stock"), each share being entitled to one vote on each matter presented at a meeting or to give one consent in lieu of voting at a meeting. There are no shares of preferred stock issued and outstanding. As permitted under Section 228 of the DGCL, by written consent dated March 5, 2001, stockholders of the Company representing more than 50.1% of the issued and outstanding shares of Common Stock approved the Amendment. The Amendment will become effective on the date of the filing thereof with the Delaware Secretary of State, which filing is expected to take place on, or shortly after, May 2, 2001. A copy of the Amendment is attached hereto as Exhibit 3.(I).

         This Information Statement is being mailed to stockholders of the Company on or about April 11, 2001.

         All expenses incurred in connection with the preparation and mailing of this Information Statement will be borne by the Company. This Information Statement is prepared and distributed by the Company.

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                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

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                         INTEREST OF CERTAIN PERSONS IN
                            MATTERS TO BE ACTED UPON

         No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the Amendment, which is not shared by all other stockholders pro-rata, and in accordance with their respective interests.

                             PRINCIPAL STOCKHOLDERS

         So far is known to the Company, the following table sets forth the beneficial owners of 5% or more of the Common Stock as of March 2, 2001. Beneficial ownership has been determined for purposes herein in accordance with Rule 13d-3 of the Securities Exchange Act of 1934 as amended, under which a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power in respect of such securities or has the right to acquire beneficial ownership within 60 days.

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                                                              Amount and Nature of               Percent
Name and Address                    Title of Class            Beneficial Ownership               of Class
----------------                    --------------            --------------------               --------
Ernest B. Kim                               Common            1,630,000
c/o NewState Holdings, Inc.                                   Direct                              69%
156 W. 56th Street                                            6,320,000 (1)
Suite 2005                                                    Indirect
New York, New York 10019

Misoo Kim                                   Common            1,280,000
c/o NewState Holdings, Inc.                                   Direct                              69%
156 W. 56th Street                                            6,670,000 (2)
Suite 2005                                                    Indirect
New York, New York 10019

The Andrew J. Kim                           Common            1,680,000
Irrevocable Trust                                             Direct                              69%
c/o NewState Holdings, Inc.                                   6,270,000 (3)
156 W. 56th Street                                            Indirect
Suite 2005
New York, New York 10019

The Amy J. Kim                              Common            1,680,000
Irrevocable Trust                                             Direct                              69%
c/o NewState Holdings, Inc.                                   6,270,000 (4)
156 W. 56th Street                                            Indirect
Suite 2005
New York, New York 10019


The Christine A. Kim                        Common            1,680,000
Irrevocable Trust                                             Direct                              69%
c/o NewState Holdings, Inc.                                   6,270,000 (5)
156 W. 56th Street                                            Indirect
Suite 2005
New York, New York 10019
--------------------------

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(1)      Mr. Kim is the  Chairman of the Board,  President  and Chief  Executive
         Officer of the Company. Mr. Kim's spouse, Misoo Kim, is the record owner of 1,280,000 shares of Common Stock. Three trusts established for the benefit of Mr. Kim's three children are each the record owners of 1,680,000 shares of Common Stock. Misoo Kim is the trustee for each trust.

(2) Mrs. Kim's spouse, Mr. Ernest B. Kim, is the record owner of 1,630,000 shares of Common Stock. Three trusts established for the benefit of Mrs. Kim's three children are each the record owners of 1,680,000 shares of Common Stock. Mrs. Kim is the trustee for each trust.

(3) Mr. Kim established this trust for the benefit of his son, Andrew J. Kim. His spouse, Misoo Kim, is the trustee. Mr. Kim is the record owner of 1,630,000 shares of Common Stock and Mrs. Kim is the record owner of 1,280,000 shares of Common Stock. Two trusts established for the benefit of Mr. Kim's two other children each own 1,680,000 shares of Common Stock.

(4) Mr. Kim established this trust for the benefit of his daughter, Amy J. Kim. His spouse, Misoo Kim, is the trustee. Mr. Kim is the record owner of 1,630,000 shares of Common Stock and Mrs. Kim is the record owner of 1,280,000 shares of Common Stock. Two trusts established for the benefit of Mr. Kim's two other children each own 1,680,000 shares of Common Stock.

(5) Mr. Kim established this trust for the benefit of his daughter, Christine A. Kim. His spouse, Misoo Kim, is the trustee. Mr. Kim is the record owner of 1,630,000 shares of Common Stock and Mrs. Kim is the record owner of 1,280,000 shares of Common Stock. Two trusts established for the benefit of Mr. Kim's two other children each own 1,680,000 shares of Common Stock.

             AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION
    TO EFFECT A DECREASE IN THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK

         Upon filing of the Amendment, the Company's authorized capital stock shall consist of 20,000,000 shares of Common Stock, $0.01 par value per share. The purpose for this decrease in the number of authorized shares of capital stock is to reduce the amount of annual corporate franchise taxes that are assessed each year against the Company for conducting business as a Delaware corporation. The voting and other rights that accompany the Common Stock will not be affected by the decrease in the number of shares of authorized capital stock.


                                          By Order of the Board of Directors


                                          ERNEST B. KIM
                                          Chairman of the Board